                                                                   EXHIBIT 10.31

[LOGO OF ARCA]         Sanction          (Please do not write in this space)
                                     ------------------------------------------
                       Agreement     Date Received         Sanction No.
                                                  --------             --------
                      Application    Sanction Issued         Denied
                                                    --------       ------------
TO:                                  By
P.O. Box 5217                          ----------------------------------------
Toledo, Ohio 43611                             (Signature and Title)

                                     ARCA Chief Steward assigned

                                 TYPE OF EVENT:
                       National Championship Stock Cars
                 Separate application required for each event.


THE UNDERSIGNED PROMOTER AND OPERATING CORPORATION ("PROMOTER AND OPERATING CORPORATION" AS USED HEREIN MEANS AND INCLUDES ALL UNDERSIGNED (1) PROMOTERS, ACTING INDIVIDUALLY OR IN CONJUNCTION WITH EACH OTHER. (2) OPERATING CORPORATIONS, ACTING INDIVIDUALLY OR IN CONJUNCTION WITH EACH OTHER, AND/OR (3) PROMOTERS AND OPERATING CORPORATIONS, ACTING SOLELY OR IN CONJUNCTION WITH EACH OTHER) HEREBY APPLY FOR A SANCTION TO CONDUCT AND PROMOTE AN ARCA
BONDO/MAR-HYDE SERIES                                                  EVENT
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AND, IF THIS APPLICATION IS ACCEPTED AND APPROVED BY ARCA, THE UNDERSIGNED
PROMOTER AND OPERATING CORPORATION AGREE, IN CONSIDERATION FOR SUCH ACCEPTANCE AND APPROVAL TO ABIDE BY THE FOLLOWING CONDITIONS:

TRACK  Memphis Motorsports Park              LOCATION   Memphis, Tennessee
     ---------------------------------------          --------------------------

PROMOTER and
OPERATING CORPORATION   Memphis International              PHONE  310-981-2600
                     ---------------------------                ----------------
                        Motorsports Corporation
                     ---------------------------
ADDRESS  3000 Pacific Avenue,   Long Beach      California              90806
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           (street)              (city)         (state)                 (zip)
EVENT DISTANCE  150 miles     TRACK LENGTH  .875 mile    PAVED OR DIRT   Paved
              --------------              -------------               ----------
EVENT DATE  Sept. 14, 1997   STATING TIME  TBA    POSTPONED DATE  Next clear day
          ------------------             --------               ----------------
                                       (See paragraph N, on the reverse hereof)

Time Trial date(s) and hours:        Practice date(s) and hours:
Proposed schedule:
---------------------------------    -------------------------------------------
Sat. Sept. 13;                       Sun. Sep. 14
---------------------------------    -------------------------------------------
7 a.m.    Registration               TBA     150-Mile Race
---------------------------------    -------------------------------------------
12 noon   Practice                   (All scheduled activities to be coordinated
---------------------------------    -------------------------------------------
3 p.m.    Talladega Pole Award        with Memphis Motorsports USAC)
---------------------------------    -------------------------------------------
          Qualifying
---------------------------------

PROMOTER
PURSE and POINT FUND TOTAL   [*]                     SANCTION FEE    Included
                          -------------------
1.  Exhibit 1, on the reverse hereof, is made a part hereof.
2. It is understood that this is an application until accepted and approved in writing by ARCA.
3.  Deposits are non-refundable once an application is accepted.

A.  All promotional references to event (including news releases, brochures,
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    advertisements, PA announcements, etc.) to be as follows:  ARCA
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    Bondo/Mar-Hyde Series.
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B.  Provide best vantage point for race team spotters/ARCA scoring section.
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C.  [*] general admission tickets for official ARCA sponsor 30 days prior to
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    event.
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D.  Spectator liability insurance policy must name ARCA and ARCA Bondo/Mar-Hyde
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    Series additional insureds.
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E.  Payment schedule:  10% at signing; remainder day of race.
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F.  ARCA retains pit fees for all ARCA race teams/competitors.
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G.  Other divisions in competition:  USAC Silver Crown.
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    ARCA reserves broadcast rights to all of its sanctioned events unless otherwise agreed in writing by addendum to this sanction agreement.
    ---------------------------------------------------------------------

4. ARCA will retain all entry fee and inspection fee money; and provide car inspectors and supply and distribute entry blanks.


Submitted this    25    day of     November           , 19 96
              ---------       ------------------------    ----

      Operating Corporation (  )            Memphis International
      Promoter              (  )            Motorsports Corporation

Witness  /s/ Gemma A. Bannon       By  /s/ Christopher R. Pook
       -------------------------   --------------------------------------------
                                        Promoter and Officer of Operating
                                        Corporation Title

                                            (Please see reverse)

                                 Accepted and approved:
                                 AUTOMOBILE RACING CLUB OF AMERICA, INC.

Witness  /s/  Joe Wells         By  /s/  Ronald A. Drager     Date  12-23-96
       ------------------------   ---------------------------     -------------
                                      Authorized Signature

* Indicates certain confidential information has been omitted. The confidential information that has been omitted has been filed separately with the SEC and Confidential treatment sought.

                                   Exhibit 1
                                   ---------

     In connection with the event provided for herein, the Promotor and Operating Corporation agree as follows:

  A. The term "event" as used herein shall include the event designated on the reverse hereof, as well as all time trials, practice runs and rain or postponed dates related thereto; and

  B. To pay to ARCA at P.O. Box 5217, Toledo, Ohio  43611, not later than Sept.
                                                                           ----
14, 1997, by cashier's check, telegraph money order or by transfer of funds,
--------
any and all purse and point fund monies, sanction fee, officials' fees, and fire truck and scoring clock rentals and any other monies due ARCA for the event, as provided on the reverse hereof. It is expressly understood and agreed that if said monies and fees are not paid to ARCA in the manner and by the time provided above, ARCA shall have the option to (1) declare this sanction agreement cancelled, in which circumstance the parties hereto will be relieved from any further liability or responsibility hereunder, or (2) to enforce collection of the said monies and fees by suit or action, in which circumstance Promoter and Operating Corporation shall pay all costs incurred by ARCA in connection therewith, including reasonable attorney's fees; and

  C. To obtain and maintain at their expense (1) public liability insurance for spectator liability and property damage with a minimum combined single limit of $5,000,000. per occurrence for the event AND (2) public liability insurance for
-----------
promoter's legal liability, pit and track liability, and product liability insurance with a minimum combined single limit of $5,000,000 per occurrence for the event, with an approved insurance company, and further, to deliver to ARCA at Toledo, Ohio 43611, no later than  Aug. 14, 1997  a
                                                        ---------------
certified true copy of any and all public liability and promoter's legal liability insurance policies in force for the event, regardless of total amount of coverage, but not less than the minimum coverage stated above, in which the ARCA, its drivers, car owners, mechanics, officials, officers, directors, shareholders, agents, employees and sponsors are named as insureds or additional insureds on all said policies, including any policies for coverage in excess of the minimum coverage stated above, it being expressly understood that this application and, if accepted and approved, sanction is not valid unless the insurance policies described above with the minimum coverage stated above are delivered to ARCA by the date provided above; and, it being further understood, that, if the Promoter and Operating Corporation fail to maintain said policies described above with the minimum coverage stated above in effect throughout the event, ARCA may cancel this sanction without notice to either the Promoter or Operating Corporation; and

  D. To post at the track the prize money payoff schedule for the event in advance of the event for the benefit of contestants; and

  E. That only those individuals approved by ARCA (including but not necessarily limited to drivers and pit crews, necessary fire, wrecker, ambulance and security crews) shall have access to or be allowed in the pit or garage areas during the event, and the Promoter and Operating Corporation shall provide sufficient security personnel in the pit and garage areas to enforce this provision at all times during the event, and

  F. That all wrecker and ambulance crewman utilized in connection with the event will be of age and will have filed with ARCA a completed ARCA Benefit Plan Registration; and

  G. To display in all advertising (including, but not limited to, news releases and brochures) relating to the event the phrase "ARCA Sanctioned" and the following registered marks:

          [LOGO OF ARCO]           [LOGO OF BONDO]

  H. That, while cars are engaged in competition, times trials or practice on the track in connection with the event, there will be a flagman on the starter's stand and adequate fire fighting equipment, ambulance service, wrecker services, emergency crews and cleanup crews, on hand in an operating position, all at the expense of the Promoter and Operating Corporation; and

  I. That this application and sanction shall be construed according to the laws of Ohio and may not be amended except with the prior written approval of ARCA; and

  J. To furnish adequate facilities for use of ARCA personnel during the event, including but not limited to facilities for pit gate registration, garage registration, scoring, car inspection, and prize money payoff as well as tower facilities for race director; and

  K. That the event shall be conduction in accordance with the ARCA Rules as they may be amended from time to time, and that ARCA reserves the right to cancel this sanction, if accepted and approved by ARCA at any time for failure of the Promoter or Operating Corporation to abide by the ARCA Rules, as they may be amended from time to time, and the terms of this sanction, by so notifying Promoter or Operating Corporation in writing; and

  L. That this sanction is not transferable or assignable; and

  M. That if the event is postponed or cancelled for any reason (other than a strike, war, declaration of a state of national emergency, acts of God or the public enemy, or any other cause beyond the control of the Promoter and Operating Corporation), without either (1) the prior written approval of ARCA or
(2) during the event, the prior oral approval of ARCA official in charge of the event, or if ARCA cancels this sanction, if accepted and approved by ARCA, due to the Promoter or Operating Corporations' failure to comply with the ARCA Rules, ARCA may elect to retain all or any part of the price monies, fees, and rental monies received pursuant to this sanction and to utilize same to reimburse, in whole or in part, ARCA as well as the drivers and the car owners entered in the postponed or cancelled event, and each of them, for "expenses" incurred by ARCA drivers and car owner, and each of them, in connection with the event, which include but are not limited to salaries, transportation, lodging, and payments to pit crew. ARCA's determination as to what is or is not a proper "expense" or as to the manner or the amount of disbursement or as to whom disbursement is made in this regard is binding on the Promoter and Operating Corporation, as well as all drivers and car owner entered in the event "(Nothing in this paragraph shall be construed to limit or otherwise affect any right of action by ARCA or breach of this agreement.)"; and

  N. That any Postponed Date, except that shown on the reverse hereof, is not binding on ARCA until approved in writing by ARCA in Toledo, Ohio; and

  O. To assume and perform all business responsibilities except as otherwise provided herein, including but not limited to business organization, promotional activities, management, marketing, general business affairs, selling tickets, track operation, and accommodations of the press; and further agree that ARCA disclaims any warranty, express or implied, as to the potential success of the event or as to the number or identity of automobiles or drivers taking part in the event; and

  P. That promoter will not schedule any ancillary events or activities on the same day as any registration, inspection, practice, time trial or other event date shown on this Application and Sanction without first obtaining written approval from ARCA. The ancillary events or activities covered by this subparagraph include, but are not limited to, non-ARCA sanctioned races, thrill shows, live performances and/or helicopter rides.

  Q. Nothing herein contained shall be construed to place ARCA in the relationship of a partner or joint venturer with the Promoter and/or Operating Corporation, and neither Promoter nor Operating Corporation shall have any power to obligate or bind ARCA in any manner whatsoever other than as specifically provided for herein; and

  R. That any notice shall be given hereunder if duly sent by registered mail, postage prepaid, addressed as follows:

          To ARCA addressed to P.O. Box 5217, Toledo, Ohio  43611.

          To Promoter and/or Operating Corporation addressed to the address set forth immediately below the name of the Promoter and Operating Corporation on the reverse hereof; and

  S. Promoter represents and warrants to ARCA that it has sole control of the track and the premises upon which the track is located, including all facilities thereon, and that promoter has full authority to conduct the event thereon as provided for herein.

  T. Promoter will at its expense furnish all facilities, personnel, equipment, and services for accommodating and controlling the public during the event, for whose safety and comfort the promoter is solely responsible and liable.

  U. Promoter will at its expense provide during the event the track, race course, and facilities in good repair and ready for use by competitors and officials, and the promoter shall permit ARCA and its Insurance Broker (or its designated representative) to inspect the track, race course and/or facilities before, during and after the event.

  V. The foregoing, including the reverse hereof, is the agreement between the parties hereto (ARCA, Promoter and Operating Corporation), and it is agreed and distinctly understood that all previous communications and negotiations between ARCA, Promoter and Operating Corporation, either verbal or written, not herein contained, are hereby withdrawn and annulled.